SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549
                           ____________

                             FORM 8-K

                          CURRENT REPORT
                 PURSUANT TO SECTION 13 OR 15(d)
              OF THE SECURITIES EXCHANGE ACT OF 1934



                        November 15, 2002
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         Date of report (Date of earliest event reported)


                   First BancTrust Corporation
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      (Exact name of registrant as specified in its charter)


       Delaware                     000-32535               37-1406661
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(State or other jurisdiction  (Commission File Number)      (IRS Employer
of incorporation)                                         Identification No.)



206 South Central Avenue, Paris, Illinois                           61944
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(Address of principal executive offices)                         (Zip Code)


                              (217) 465-6381
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           (Registrant's telephone number, including area code)


                              Not Applicable
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            (Former name, former address and former fiscal year,
                      if changed since last report)






Item 5.   Other Events

     The Company's press release, dated November 19, 2002, announcing the resignation of one of its directors on November 15, 2002, is attached to this Current Report on Form 8-K as Exhibit 99.1. This press release is incorporated in this Item 5 by reference to Exhibit 99.1.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Exhibits
          See Exhibit Index





















                                     2



                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                    FIRST BANCTRUST CORPORATION



Date: November 19, 2002             By:/s/ Terry J. Howard
                                       -------------------------------------
                                       Terry J. Howard
                                       President and Chief Executive Officer






















                               EXHIBIT INDEX




Exhibit Number                                    Description
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99.1                                   Press Release dated November 19, 2002